united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/19

Item 1. Reports to Stockholders.

Arrow DWA Tactical ETF

DWAT

Annual Report
July 31, 2019

1-877-277-6933
1-877-ARROW-FD
www.ArrowFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present this annual report for the Arrow DWA Tactical ETF (“DWAT” or the “Fund”) for the one-year period ended July 31, 2019.

DWAT seeks long-term capital appreciation with capital preservation as a secondary objective. The Fund seeks to achieve its investment objective by implementing a proprietary Relative Strength Global Macro model developed by Dorsey Wright & Associates (“DWA”).

The Fund attempts to stay responsive to market conditions through a relative strength-based process that allocates to a portfolio consisting of exchange traded products in order to gain exposure to global markets. DWAT was first traded on the secondary markets on October 1, 2014 and net assets were over $4.4 million through the end of July 2019.

Management’s Discussion of Fund Performance

All performance is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

Since its inception in October 2014 through July 2019, the Fund had a total return of 4.36% versus the broad domestic stock market’s gain of 11.48% (S&P 500). Over the same period, October 2014 to July 2019, the PCM Global Macro Index returned 0.53%. The domestic stock market showed fairly strong performance since the inception of the Fund, but is not a direct proxy for the portfolio strategy and only serves as a general benchmark. DWAT has a much broader investment universe, as it seeks market leadership throughout global markets and across multiple asset classes. Considering the low interest rate environment and some periods of choppiness, the domestic bond market has performed fairly well since the Fund’s inception, with the Bloomberg Barclays Aggregate Bond Index up 2.96% since the Fund’s inception in October 2014. For the one-year period ended July 31, 2019, the Fund had a return of -3.23%, underperforming the PCM Global Macro Index’s -1.58% return. The S&P 500 Index was up 7.99% and the Bloomberg Barclays Aggregate Bond Index was up 8.08% for the same time period. The one-year returns lagged the domestic equity markets primarily due to the steep reversal in relative strength of the energy sector. The Fund began to rotate into the energy sector beginning in March 2018, picking up on the recovery in energy prices. This is an example of how the global macro approach continues to adapt to changing market conditions through its relative strength-based strategy. However, the rapid and sharp decline in energy prices during Q4 2018 caused losses and the Fund rotated to more defensive positions which were exhibiting strength at that time. The Fund benefits from sustained trends and fewer shifts in market leadership, while rapid reversals challenge the Fund’s relative strength approach.

DWAT underperformed US Equities for the year ended July 31, 2019 by delivering -3.23% versus 7.99% for the S&P 500. Underperformance was primarily attributed to the Q4 2018 correction, during which energy focused commodities significantly underperformed US equities despite both delivering losses. Specifically, the commodity rotation strategy within the Fund returned a -20.06% while the long dollar position was up 1.27%. The equity strategies within the

Fund delivered a positive performance, but lagged the S&P 500 benchmark. The Fund’s real estate holdings were up 16.22% during the period.

The Fund generally pays distributions annually at the end of each calendar year, or as needed if special distributions are required. As of the last distribution made during the reporting period, with a record date of December 31, 2018, the Fund paid a $0.1460 per share short term capital gain and $0.1922 per share long term capital gain.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued investment and for your confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

August 2019

AD-091819

Arrow DWA Tactical ETF
PORTFOLIO REVIEW (Unaudited)
July 31, 2019

The Fund’s performance figures* for the periods ended July 31, 2019, as compared to its benchmarks:

			Annualized
		Annualized	Since Inception** -
	One Year	Three Year	July 31, 2019
Arrow DWA Tactical ETF - NAV	(3.23)%	4.24%	4.36%
Arrow DWA Tactical ETF - Market Price	(2.66)%	4.00%	4.01%
S&P 500 Index	7.99%	13.36%	11.48%
Bloomberg Barclays Aggregate Bond Index	8.08%	2.17%	2.96%
Morningstar Global Flex EW	1.12%	5.16%	3.30%
PCM Global Macro Index	(1.58)%	2.63%	0.53%
Wilshire Liquid Alternative Global Macro Index	2.84%	(0.23)%	0.23%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowFunds.com or by calling 1-877-277-6933. The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements is 2.28% per the December 1, 2018 prospectus. After fee waivers, the Fund’s total annual expenses are 1.70% per the December 1, 2018 prospectus. The Fund’s total return would have been lower had the investment advisor not waived a portion of the Fund’s expenses. Please see the Financial Highlights for a more recent expense ratio.

**	As of the close of business on the day of commencement of trading on October 1, 2014.

The S&P 500 is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Bloomberg Barclays Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.

The Morningstar Global Flex EW Index offers exposure to a ll of the major asset classes globally, but do not ha ve a specific target asset allocation, thus may invest in variable proportions of stocks, bonds or cash.

The PCM Global Macro Index is an actively managed quantitative index that has an absolute, total-return approach which offers exposure to broad based equities, fixed income, currencies and commodities.

The Wilshire Liquid Alternative Global Macro Index measures the performance of the global macro strategy component of the Wilshire Liquid Alternative Index SM. Global macro strategies predominantly invest in situations driven by the macro-economic environment across the capital structure as well as currencies and commodities. The Wilshire Liquid Alternative Global Macro Index (WLIQAGM) is designed to provide a broad measure of the liquid alternative global macro market.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Tactical ETF
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2019

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Large-Cap	39.3%
Real Estate	28.7%
Consumer Discretionary	10.4%
Technology	10.4%
Utilities	10.3%
Other Assets Less Liabilities	0.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s Holdings.

Arrow DWA Tactical ETF
PORTFOLIO OF INVESTMENTS
July 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 99.1%
	CONSUMER DISCRETIONARY - 10.4%
3,845	Consumer Discretionary Select Sector SPDR Fund	$464,168

	LARGE-CAP - 39.3%
7,839	Invesco S&P 500 Low Volatility ETF	435,378
3,658	iShares Edge MSCI USA Momentum Factor ETF	441,630
4,720	iShares Edge MSCI USA Quality Factor ETF	437,686
2,436	iShares S&P 500 Growth ETF	441,817
		1,756,511
	REAL ESTATE - 28.7%
4,136	iShares Cohen & Steers REIT ETF	473,241
4,848	iShares U.S. Real Estate ETF	433,363
3,725	SPDR Dow Jones REIT ETF	373,767
		1,280,371
	TECHNOLOGY - 10.4%
5,779	Technology Select Sector SPDR Fund	466,770

	UTILITIES - 10.3%
7,767	Utilities Select Sector SPDR Fund	462,525

	TOTAL EXCHANGE TRADED FUNDS (Cost $4,165,685)	4,430,345

	TOTAL INVESTMENTS - 99.1% (Cost $4,165,685)	$4,430,345
	OTHER ASSETS LESS LIABILITIES 0.9%	40,662
	NET ASSETS - 100.0%	$4,471,007

ETF - Exchange Traded Fund

REIT- Real Estate Investment Trust

See accompanying notes to financial statements.

Arrow DWA Tactical ETF
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2019

ASSETS
Investment securities:
At cost	$4,165,685
At value	$4,430,345
Cash	63,843
TOTAL ASSETS	4,494,188

LIABILITIES
Payable to related parties	932
Investment advisory fees payable	116
Accrued expenses and other liabilities	22,133
TOTAL LIABILITIES	23,181
NET ASSETS	4,471,007

Net Assets Consist Of:
Paid in capital	4,120,264
Distributable earnings	350,743
NET ASSETS	$4,471,007

Net Asset Value Per Share:
Net Assets	$4,471,007
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	400,000
Net asset value (Net Assets ÷ Shares Outstanding)	$11.18

See accompanying notes to financial statements.

Arrow DWA Tactical ETF
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2019

INVESTMENT INCOME
Dividends	$100,057
Interest	1,012
TOTAL INVESTMENT INCOME	101,069

EXPENSES
Investment advisory fees	54,641
Audit fees	12,752
Custodian fees	10,962
Transfer agent fees	10,369
Administrative services fees	10,179
Printing and postage expenses	9,143
Legal fees	7,987
Trustees fees and expenses	5,677
Listing expenses	3,839
Professional fees	126
TOTAL EXPENSES	125,675

Less: Fees waived by the Advisor	(49,234)
NET EXPENSES	76,441

NET INVESTMENT INCOME	24,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
In-kind redemptions	56,059
Investments	61,543
117,602

Net change in unrealized depreciation on investments	(371,939)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(254,337)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(229,709)

See accompanying notes to financial statements.

Arrow DWA Tactical ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
FROM OPERATIONS
Net investment income	$24,628	$3,094
Net realized gain on investments	117,602	664,601
Net change in unrealized appreciation (depreciation) on investments	(371,939)	150,582
Net increase (decrease) in net assets resulting from operations	(229,709)	818,277

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid*	(169,100)	—
From net investment income	—	(32,900)
From net realized gains	—	(210,700)
Net decrease in net assets resulting from distributions to shareholders	(169,100)	(243,600)

FROM SHARES OF BENEFICIAL INTEREST
Cost of shares redeemed	(1,104,859)	(2,395,725)
Net decrease in net assets resulting from shares of beneficial interest	(1,104,859)	(2,395,725)

TOTAL DECREASE IN NET ASSETS	(1,503,668)	(1,821,048)

NET ASSETS
Beginning of Year	5,974,675	7,795,723
End of Year**	$4,471,007	$5,974,675

SHARE ACTIVITY
Shares Redeemed	(100,000)	(200,000)
Net decrease in shares of beneficial interest outstanding	(100,000)	(200,000)

*	Distributions from net investment income and net realized capital gains are combined for the year ended July 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended July 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed net investment income of $0 as of July 31, 2018.

See accompanying notes to financial statements.

Arrow DWA Tactical ETF

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
July 31, 2019	July 31, 2018	July 31, 2017	July 31, 2016	July 31, 2015 (1)
Net asset value, beginning of period	$11.95	$11.14	$10.61	$10.56	$10.00
Activity from investment operations:
Net investment income (2)	0.05	0.00	(12)	0.07	0.05	0.02
Net realized and unrealized gain (loss) on investments	(0.48)	1.16	0.55	0.01	(10)	0.58
Total from investment operations	(0.43)	1.16	0.62	0.06	0.60
Less distributions from:
Net investment income	—	(0.05)	(0.09)	(0.01)	(0.04)
Net realized gains	(0.34)	(0.30)	—	—	—
Total distributions	(0.34)	(0.35)	(0.09)	(0.01)	(0.04)
Net asset value, end of period	$11.18	$11.95	$11.14	$10.61	$10.56
Total return (4)(6)	(3.23)%	10.49%	5.93%	0.54%	5.99%
Net assets, at end of period (000s)	$4,471	$5,975	$7,796	$8,486	$9,506
Ratio of gross expenses to average net assets (3)(8)(11)	2.30%	1.98%	1.78%	1.89%	2.01%
Ratio of net expenses to average net assets (3)(8)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (3)(8)(9)	0.45%	0.04%	0.69%	0.46%	0.24%
Portfolio Turnover Rate (4)(5)	174%	125%	203%	154%	111%

(1)	The Arrow DWA Tactical ETF commenced operations on September 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized for periods less than one year.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had Arrow Investment Advisors, LLC not waived a portion of the expenses, total returns would have been lower.

(7)	Represents total return based on net asset values per share from commencement of investment operations on September 30, 2014 through July 31, 2015. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the NASDAQ OMX on October 1, 2014 to July 31, 2015 was 7.93%.

(8)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(9)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions during the period.

(11)	Represents the ratio of expenses to average net assets absent of fee waviers and/or expense reimbursements by Arrow Investment Advisors, LLC.

(12)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS
July 31, 2019

1.	ORGANIZATION

The Arrow DWA Tactical ETF (the “Fund”) is a diversified series of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to achieve long-term capital appreciation with capital preservation as a secondary objective. The Fund commenced operations on September 30, 2014.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange (including exchange-traded funds (“ETFs”)) are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds (other than ETFs) are valued at their respective net asset values (“NAV”) as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it holds, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2019 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,430,345	$—	$—	$4,430,345
Total	$4,430,345	$—	$—	$4,430,345

The Fund did not hold any Level 3 securities during the year ended July 31, 2019.

*	See Portfolio of Investments for classification.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended. applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years July 31, 2016 – July 31, 2018 or expected to be taken in the Fund’s July 31, 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2019, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $9,347,701 and $9,516,894 respectively.

For the year ended July 31, 2019, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $0 and $1,095,084 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Arrow Investment Advisors, LLC serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. (the “Custodian”) to serve as Custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement with Northern Lights Distributors, LLC (the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2019 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and extraordinary expenses such as litigation expenses) will not exceed 1.40% of the Fund’s average daily net assets. This amount will herein be referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year basis (within the three years after the fees have been waived or reimbursed), shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation. Such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the year ended July 31, 2019, the Advisor waived fees and reimbursed expenses in the amount of $49,234, pursuant to the Waiver Agreement.

The following amounts are subject to recapture by the Advisor by the following dates:

7/31/2020	7/31/2021	7/31/2022
$35,139	$45,154	$49,234

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting and services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 100,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$500	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

For the year ended July 31, 2019, the Fund received $500 and $0 in fixed and variable fees, respectively.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2019	July 31, 2018
Ordinary Income	$73,000	$170,100
Long-Term Capital Gain	96,100	73,500
	$169,100	$243,600

As of July 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Distributable
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings
$29,174	$56,909	$—	$—	$—	$264,660	$350,743

Permanent book and tax differences, primarily attributable to equalization and realized gains (losses) on in-kind redemptions, resulted in reclassification for the year ended July 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$97,299	$(97,299)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$4,165,685	$268,885	$(4,225)	$264,660

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

ARROW DWA TACTICAL ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2019

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust

and the Shareholders of Arrow DWA Tactical ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arrow DWA Tactical ETF, a series of shares of beneficial interest in Arrow Investments Trust (the “Fund”), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from September 30, 2014 (commencement of operations) through July 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, and for the period from September 30, 2014 through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow Investments Trust since 2012. We also served as the auditor of one or more of the Funds in the Funds’ former trust from 2006 through 2012.

Philadelphia, Pennsylvania

September 27, 2019

Arrow DWA Tactical ETF
EXPENSE EXAMPLES (Unaudited)
July 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 through July 31, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Paid
	Account Value	Account Value	During Period*	During Period**
	2/1/19	7/31/2019	2/1/19 - 7/31/19	2/1/19 - 7/31/19
Actual	$1,000.00	$1,067.80	$7.18	1.40%
Hypothetical	$1,000.00	$1,017.85	$7.00	1.40%
(5% return before expenses)

*	Actual expense information for the Fund is for the period from February 1, 2019 to July 31, 2019. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 181/365 (to reflect the period from February 1, 2019 to July 31, 2019). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 181 /365 (to reflect the full half-year period).

**	Annualized.

Arrow DWA Tactical ETF
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2019

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Paul Montgomery Year of Birth: 1953	Trustee	Since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012)	10	Arrow ETF Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	10	Northern Lights Fund Trust IV (since July 2015); Arrow ETF Trust (since 2011), Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors since 1981
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011– 2014.	10	Arrow ETF Trust (since 2011)

Arrow DWA Tactical ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2019

Interested Trustees and Officers

Name, Address and Year of Birth of Interested Trustees or Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Joseph Barrato Year of Birth: 1965	Trustee, President & Principal Executive Officer	Since Sept. 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment advisor), 2006-present.	10	Arrow ETF Trust (since 2012)
Sam Singh Year of Birth:1976	Principal Financial Officer and Treasurer	Since Oct. 2013	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014)	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow Investment Advisors (since 2006)	N/A	N/A
Richard A. Malinowski Year of Birth: 1983	Assistant Secretary	Since June 2019	Senior Vice President, GFS (since 2017), Vice President and Counsel, GFS (2016-2017), Assistant Vice President, GFS (2012-2016)	N/A	N/A
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011-2015	Managing Partner of Fit Compliance, LLC (since 2017); Chief Operations and Chief Compliance Officer of ImpactUs Marketplace, LLC (2015- 2017); Chief Compliance Officer of Arrow Investment Advisors, LLC (2011-2015)	N/A	N/A

*	This is the year the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

[1]	The term “Fund Complex” refers to the Trust and Arrow ETF Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $10,500

2018 - $10,500

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 - $ 2,200

2018 - $ 2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,200

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 10/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 10/9/19

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 10/9/19